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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2005

                                ________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                          N/A
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Elizabeth A. Murphy, Executive Vice President and Chief Financial Officer of Scottish Re Group Limited (the "Company"), has announced her retirement from the Company. She will continue as the Company's Chief Financial Officer until such time as her successor is appointed. The Board of Directors expects to appoint her successor at its August 2005 meeting. Effective upon the successor's appointment, Ms. Murphy will remain as an officer of the Company through the first quarter of 2006 to assist in the transition of her duties and responsibilities. Additionally, it is expected that she will remain as a consultant to the Company for a minimum of an additional six months following the end of the first quarter of 2006.

Item 7.01. Regulation FD Disclosure.

     On July 17, 2005, the Company issued a press release announcing Ms. Murphy's retirement at the end of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Scottish Re Group Limited on July 17, 2005.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               SCOTTISH RE GROUP LIMITED


                               By:  /s/ Paul Goldean
                                    ----------------------------------------
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:    July 20, 2005


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                                INDEX TO EXHIBITS

Number         Description
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99.1           Press Release issued by Scottish Re Group Limited on
               July 17, 2005.


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